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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 29, 1998




                    First Alliance Mortgage Loan Trust 1998-4
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             (Exact name of registrant as specified in its charter)



             New York                333-44585-05       APPLICATION PENDING
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(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
           Incorporation)               Number)         Identification No.)


c/o Norwest Bank Minnesota, National Association,
                 as Trustee
       Sixth Street and Marquette Avenue
            Minneapolis, Minnesota                          55479
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     (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code (612) 667-1234
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 2.    Acquisition or Disposition of Assets

Description of the Conveyance of Subsequent Mortgage Loans

           On December 29, 1998, First Alliance Mortgage Loan Trust 1998-4 (the "Trust") acquired $24,857,538.67 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of December 1, 1998, among First Alliance Mortgage Company, in its capacities as the Seller and the Servicer (respectively, the "Seller" and the "Servicer") and Norwest Bank Minnesota, National Association, in its capacities as the Trustee and the Master Servicer (respectively, the "Trustee" and the "Master Servicer"), and the Subsequent Transfer Agreement dated December 29, 1998 among the Seller, the Servicer, the Trust, as purchaser, the Master Servicer and the Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated March 10, 1998 and the Prospectus Supplement dated December 7, 1998, filed pursuant to Rule 424(b)(5) of the Act on December 15, 1998. The Schedule of Subsequent Mortgage Loans is attached to the Subsequent Transfer Agreement.


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits:

               10.1 Subsequent Transfer Agreement, dated December 29, 1998, among First Alliance Mortgage Company, as the Seller and the Servicer, First Alliance Mortgage Loan Trust 1998-4, as the purchaser, and Norwest Bank Minnesota, National Association, as the Trustee and the Master Servicer.


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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By:    FIRST ALLIANCE MORTGAGE COMPANY


                                      By:    /s/ Francisco Nebot
                                      Name:  Francisco Nebot
                                      Title: Executive Vice President and
                                             Chief Financial Officer


Dated:  January 6, 1999


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                                  EXHIBIT INDEX



  Exhibit No.                        Description                       Page No.
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     10.1          Subsequent Transfer Agreement, dated December 29,
                   1998, among First Alliance Mortgage Company, as the Seller and the Servicer, First Alliance
                   Mortgage Loan Trust 1998-4, as the purchaser, and Norwest Bank Minnesota, National Association, as the Trustee and the Master Servicer.